Exhibit 10.15


                      PITTSBURGH PRODUCER'S
                      EMPLOYMENT AGREEMENT


      THIS AGREEMENT, dated February 28, 1992, is made between HILB, ROGAL AND HAMILTON COMPANY OF PITTSBURGH, INC., a Pennsylvania corporation ("Employer"), and Richard E. Galardini ("Employee"), a resident of South Park Township, Pennsylvania.

                            RECITALS

      WHEREAS, Employer is a wholly-owned subsidiary of Hilb, Rogal and Hamilton Company, a Virginia corporation ("HRH");

      WHEREAS, HRH and Employer desire that Employee be employed primarily for the production of new business and secondarily for the servicing of such of Employer's clients assigned by Employer to Employee for service and for the period of time specified herein; and

      WHEREAS, Employee desires to accept such employment subject to the terms and conditions specified herein; and

      WHEREAS, HRH and Employer aver and Employee acknowledges that HRH and Employer will incur substantial costs in developing, increasing and protecting its business, including costs for training employees and advertising the business of the Employer;

      NOW, THEREFORE, in consideration of the premises stated above and the sum of $1.00, receipt of which is acknowledged by Employee, Employer's employment or continued employment of Employee, and the mutual promises contained in this Agreement, the parties agree as follows:

      1. EMPLOYMENT: TERM, COMPENSATION; RENEWAL. Employer agrees to employ Employee for an initial term of three years ("Initial Term"), effective as of March 1, 1992 ("Effective Date"), and to compensate Employee as described on Exhibit A attached hereto and incorporated herein by this reference.

      Upon the expiration of the Initial Term, this Agreement shall renew for one (1) year terms; provided that this Agreement shall not renew if either party gives written notice to the other not less than thirty (30) days prior to the end of the Initial Term (or any renewals thereof) of its intent not to renew the Agreement, and provided further that either party may terminate this agreement at any time (including the Initial Term), with or without cause, upon the giving of thirty (30) days written notice to the other of its intent to do so. Employee's compensation shall be reviewed by Employer not less frequently than annually during the term of this Agreement and any extensions or renewals thereof, may be adjusted upward or downward in Employer's sole exercise of its reasonable business discretion and shall be full compensation for all services performed by Employee under this Agreement.

      2. FULL EFFORTS OF EMPLOYEE. Employee represents to Employer that he has no employment or other relationship with any competitor of Employer which would restrict him in performing the duties contemplated herein. Employee agrees to indemnify and hold Employer harmless from all claims and damages (including reasonable attorney's fees and costs) suffered by Employer and arising out of a breach of the foregoing representation. Employee agrees (i) to devote his full business time and energies to the business and affairs of Employer, (ii) to use his best efforts, skills and abilities to promote the interest of the Employer and the related business interests of HRH and its other subsidiaries and (iii) to perform faithfully and to the best of his ability all assignments of work given to him by Employer. During the course of his employment hereunder, Employee shall not, directly or indirectly, enter into or engage in any business which competes with the business of Employer without the written consent of HRH.

       3. FULL COMPENSATION FOR SERVICES. All business, including insurance, bond, risk management, self-insurance and other services (collectively, the "HRH Business"), transacted through the efforts of Employee or any other employee of HRH or any of its subsidiary corporations (HRH and its subsidiary corporations, including Employer, are herein referred to as the "HRH Companies.") shall be the sole property of the Employer and the HRH Companies, and Employee acknowledges that he shall have no right to any commission or fee resulting from the conduct of such business other than in the form of the compensation referred to in paragraph 1. Premiums, commissions or fees on the HRH Business transacted through the efforts of Employee shall be invoiced to the assured or purchaser by Employer or one of the other HRH Companies. All checks or bank drafts received by Employee from any assured or purchaser shall be made payable to such company and all amounts collected by Employee shall be promptly turned over to Employer. If Employee fails to turn over any such amounts, Employer retains the right to collect such amounts by deducting same from Employee's compensation.

       4.    CONFIDENTIAL  INFORMATION.   For  purposes  of  this
paragraph 4, the following words shall have the following respective meanings:

     "Employer" shall mean Hilb, Rogal and Hamilton Company of Pittsburgh, Inc., any of its predecessors and any person or entity from which it has, now or at the time of termination, acquired accounts;

     "HRH Companies" means Employer, HRH and any subsidiary of HRH;

     "HRH   Customers"  means  the  customers  of  the   HRH
     Companies; and

     "Confidential Information" shall mean the confidential information and trade secrets of Employer and the HRH Companies, which shall include, but not be limited to, information about the HRH Customers such as customer lists, customer risk characteristics, policy expiration dates, policy terms, conditions and rates, and information about the HRH Companies such as financial data, marketing programs and specialized insurance markets.

Employee acknowledges that, in the course of his employment hereunder, he will become acquainted and entrusted with the Confidential Information which is the exclusive property of employer. Employee agrees and covenants that he will safeguard the Confidential Information from exposure to, or appropriation by, unauthorized persons and that he will not, directly or indirectly, without the prior written consent of Employer and HRH during the term of this Agreement or any time thereafter, divulge or make any use of the Confidential Information except as may be required in the course of his employment hereunder. Upon termination of his employment, Employee covenants to deliver to Employer all information and materials, including personal notes and reproductions, relating to the Confidential Information, the HRH Companies, and the HRH Customers, which are in his possession or control. Employee agrees that, in addition to any other remedies available herein, compensation and benefits otherwise owing to him may be withheld for failure to comply with the terms of his paragraph.

      5. EMPLOYEE COVENANTS. Employee recognizes that over a period of many years that Employer (specifically including for the purposes of this paragraph 5 any predecessors of Employer or entities from which it might have acquired insurance accounts) has developed, at considerable expense, relationships with, and knowledge about, customers and prospective customers which constitute a major part of the value of the Employer. During the course of his employment by Employer, Employee will have substantial contact with these customers and prospective customers. In order to protect the value of the Employer's business, Employee covenants voluntary or involuntary, he shall not directly or indirectly as an owner, stockholder, director, employee, partner, agent, broker, consultant or other participant, for a period of three (3) years from the date of such termination ("Restricted Period"):

      (a) approach, contact or solicit, or continue to allow himself to be approached or contacted by, any individual or firm, which was a Customer (as hereinafter defined), or Prospective Customer (as hereinafter defined), of the Employer, for the purpose of offering, obtaining, selling, diverting or receiving, to or from said individual or firm, services in the field of insurance or any other business engaged in by the Employer during Employee's term of employment;

      (b) approach, contact, or solicit, or continue to allow himself to be approached or contacted by, any individual or firm, which was a Customer, or Prospective Customer, of the Employer with whom Employee had personal contact or whose name became known to him in the course of the performance of his employment duties while in the employ of the Employer, for the purpose of offering, obtaining, selling, diverting or receiving, to or from said individual or firm, services in the field of insurance or any other business engaged in by the Employer during the Employee's term of employment;

      (c) approach, contact or solicit, or continue to allow himself to be approached or contacted by, any individual or firm, which was a Customer, or Prospective Customer, of the Employer other than those Customers and Prospective Customers with whom Employee had personal contact while in the employ of Employer, for the purpose of offering, obtaining, selling, diverting or receiving, to or from said individual or firm, services in the field of insurance or any other business engaged in by the Employer during Employee's term of employment; and

      (d) approach, contact or solicit, or continue to allow himself to be approached or contacted by, any individual or firm:
(i) described above in subparagraph (a), (b) or (c); and (ii) located within the Restricted Area (as hereinafter defined); for the purpose of offering, obtaining, selling, diverting or receiving, to or from said individual or firm, services in the field of insurance or any other business engaged in by the Employer during Employee's term of employment.

      As used herein, "Customers" shall be limited to those customers of Employer for whom there is insurance coverage in force or to or for whom Employer is rendering services as of the date of termination of employment, "Prospective Customers" shall mean those parties known by Employee to have been solicited by an employee or agent of Employer (such solicitation, having been made within the twelve (12) months preceding the date of termination of employment); and "Restricted Area" shall mean the counties of Allegheny, Beaver, Lawrence, butler, Armstrong,
Indiana, Westmoreland, Fayette, Greene and Washington, any political subdivision thereof and any independent cities or towns contained within the geographic area of the foregoing counties.

      Subparagraphs (a), (b), (c) and (d) are separate and divisible covenants; if for any reason any one covenant is held to be invalid or unenforceable, in whole or in part, the same shall not be held to affect the validity or enforceability of the others. Further, the periods and scope of the restrictions set forth in any such subparagraph shall be reduced by the minimum amount necessary to reform such subparagraph to the maximum level of enforcement permitted to Employer by the law governing this Agreement.

      6. NONRAIDING OF EMPLOYEES. Employee covenants that during his employment hereunder (including renewals) and for an additional period of six (6) months after termination of his employment hereunder for any reason, he will not hire any employees of Employer for work in a business in competition with Employer, nor will he directly or indirectly aid or encourage any of the Employer's employees to seek employment with a business in competition with Employer, whether or not Employee is then affiliated with such competing business.

      7. NOTIFICATION OF FORMER AND NEW EMPLOYMENT. During the term of this Agreement and the Restricted Period specified in paragraph 5 hereof, Employee covenants to notify any prospective employer or joint venturer, which is a competitor of Employer located within the Restricted Area, of this Agreement with Employer; and if Employee accepts employment or establishes a relationship with such competitor, Employee covenants to notify Employer immediately of such relationship.

       8.   EMPLOYEE  BREACH  OF  AGREEMENT.   If,  during  the
Restricted Period, any commission or fee becomes payable to Employee or to any person, firm, partnership, corporation or other entity by or with whom Employee is then employed or affiliated, as a result of a violation by Employee of the provisions of paragraph 4 or 5 of this Agreement, Employee agrees to promptly pay Employer as liquidated damages for such one or more accounts ("Stolen Accounts") the amount determined to be Employer's damages as follows:

     Employee acknowledges that it would be difficult to calculate the damages incurred by Employer in the event of a breach by the Employee of paragraphs 4 or 5, therefore, the Employee acknowledges that the following liquidated damages clause is necessary and reasonable for the protection of the Employer.

     Employee further acknowledges that an industry rule of thumb for valuation of an entire agency is 1.5 times revenue and that, on the margin, a selected account may be worth 2 times revenue. Accordingly, whenever there is a Stolen Account, Employee shall immediately pay Employer on Employer's written demand an amount equal to ONE HUNDRED SEVENTY FIVE PERCENT (175%) of the greater of the annualized commissions and fees (i) realized by Employer from such Stolen Accounts during the twelve months preceding the date of the conversion, if any, or (ii) estimated by Employer to be realized (based on premiums, rates, coverages, etc.) in the Stolen Account. If Employee does not pay such amount within ten (10) days of written demand therefor, Employer may, in its sole discretion, and provided that Employee pays Employer 100% of the commissions and fees realized from such Stolen Accounts in the initial twelve months of its being written directly or indirectly by Employee, allow Employee to refinance the remainder of the amount due for a period of one year with interest, compounded monthly, at the lesser of the annual rate of 15% or the maximum legal rate, and due in a lump sum on the first anniversary date of the conversion date.

In addition, the parties agree that, in the event of a breach by Employee of the terms of paragraph 4, 5, 6 or 7, monetary damages alone will not be sufficient to protect the interests of Employer and the HRH Companies and, as a result, that Employer and the HRH Companies shall be entitled to injunctive relief against Employee to prevent the breach of any such provisions hereunder. It is further agreed that the breach of any such provisions hereunder. It is further agreed that the foregoing remedies shall be cumulative and not exclusive, shall not be waived by any partial exercise or nonexercise thereof and shall be in addition to any other remedies available to Employer and the HRH Companies at law or in equity.

      9. TOLLING OF RESTRICTIVE COVENANTS DURING VIOLATION. If a violation by Employee of any of the restrictive covenants of this Agreement occurs, nothing herein shall limit the authority of a judge or arbiter to extend the period of such violated covenant for a period of time equal to the period of such violation by Employee. It is the intent of this paragraph that the running of the restricted period of a restrictive covenant shall be tolled during any period of violation of such covenant so that the Employer shall get the full and reasonable protection for which it contracted and so that an Employee may not profit by his breach.

      10. STANDARDS OF PERFORMANCE; CAUSE. In addition to the full efforts required of Employee in paragraph 2 hereof and notwithstanding anything herein to the contrary, Employee's employment may be terminated or altered, immediately upon notice to the Employee, in the discretion of Employer, prior to the expiration (including renewals) of this Agreement, for "Cause." For purposes hereof and without limitation Cause shall be solely criminal or immoral conduct or any one or more acts which will have more than a nominal adverse effect against the Employer or any of the HRH Companies and shall also include the failure of Employee, whether through incompetence, inefficiency, negligence, inability, incapacity or otherwise, to observe or perform any of his duties or obligations hereunder.

      11. ATTORNEYS' FEES. Except as set forth in the next sentence, in any dispute over this Agreement or in pursuit of any remedy permitted under this Agreement, each party shall bear its own costs and fees, including attorney's fees, irrespective of the laws of that jurisdiction concerning such fees and costs. In the case of a material violation of paragraph 4, 5, 6 or 7 which violation becomes the gravamen of an action by Employer against Employee, then Employee shall pay all of the Employer's costs and fees, including reasonable attorneys' fees and costs, incurred in enforcing such one or more restrictive covenants.

      12. DELINQUENT CUSTOMER ACCOUNTS; COLLECTION. Employer may, at its discretion, require Employee to take any and all actions deemed necessary by Employer to recover the balance of any customer account sold or serviced by Employee which account has not been paid in a timely fashion and which has not been collected in accordance with the normal procedures of Employer (with such account being referred to as a "Delinquent Customer
Account"). If a Delinquent Customer Account exists, Employee shall be responsible for full payment of such amounts and Employer may deduct such delinquent amounts from Employee's compensation.

      13. SEVERABILITY AND INDEPENDENCE. If any provision of this Agreement or any part of any provision of this Agreement is determined to be unenforceable for any reason whatsoever, it shall be severable from the rest of this Agreement and shall not invalidate or affect the other portions or parts of the
Agreement, which shall remain in full force and effect and be enforceable according to their terms. Furthermore, no covenant herein shall be dependent upon any other covenant or provision herein, each of which covenants shall stand independently and be enforceable without regard to the other or to any other provision of this Agreement.

     14. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Pennsylvania.

     15.  MISCELLANEOUS.

          A. Case and Gender. Wherever required by the context of this Agreement, the singular and plural cases and the masculine, feminine and neuter genders shall be interchangeable.

          B. Nonwaiver. The waiver by HRH or Employer of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or as a waiver of any other provisions of this Agreement.

          C. Captions. The captions provided in this Agreement are intended for descriptive and reference purposes only and are not intended to limit the applicability of the terms of any paragraph to that caption.

          D. Succession and Assignment. This Agreement shall be binding upon the parties hereto and is not assignable by Employee. This Agreement shall inure, however, to the benefit of Employer's successors and assigns, including, without limitation, successor corporations by way of merger or consolidation or any entity which purchases substantially all of the assets of Employer.

          E. Entire Agreement. This Agreement supersedes any prior written or unwritten agreement, representation or understanding between the Employer and Employee and represents the entire agreement, representations and understanding between Employer and Employee concerning the subject matter hereof.

          F. WAIVER OF JURY TRIAL. EACH OF EMPLOYER AND EMPLOYEE KNOWINGLY AND VOLUNTARILY WAIVES THE RIGHT TO A JURY
TRIAL IN RESPECT OF ANY LEGAL PROCEEDINGS IN STATE OR FEDERAL COURT ARISING IN CONNECTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EMPLOYER TO ENTER INTO THIS AGREEMENT.


________________________________       ________________________________
EMPLOYER                               EMPLOYEE

     WITNESS the following signatures.


                              EMPLOYER:

                              HILB,  ROGAL AND HAMILTON  COMPANY
                                OF PITTSBURGH, INC.


                              By: /s/
                                 -----------------------------------

                              Its:
                                  ----------------------------------


                              EMPLOYEE:

                              /s/ RICHARD F. GALARDINI
                              --------------------------------------
                              RICHARD F. GALARDINI

                            EXHIBIT A


     Employee shall be paid an annual salary of $100,000, payable semi-monthly, as earned. Future changes in compensation need not be reflected by amendment hereto as Employer may effect such change through signature of a payroll authorization form.